February 7, 2020

SEMPER MBS TOTAL RETURN FUND

Institutional Class	SEMMX

SEMPER SHORT DURATION FUND

Institutional Class	SEMIX

Series of Advisors Series Trust

Supplement to the Statutory Prospectus dated March 30, 2019

Effective immediately, the following disclosure within the “Description of Share Classes” section of the statutory Prospectus is deleted and replaced as follows:

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Institutional Class shares have no Rule 12b-1 distribution and service fee and have a higher minimum initial investment than Class A shares and Investor Class shares. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Please retain this Supplement with your Prospectus.